UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 17, 2006

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On April 17, 2006, Vital Images, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Retirement Agreement dated February 16, 2006 with Vincent Argiro, its founder, Chief Technology Officer and director.  A copy of the Amendment is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K but shall not be deemed to be filed:

99.1                           Amendment No. 1 to Retirement Agreement dated April 17, 2006 between Vital Images, Inc. and Vincent Argiro.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images, Inc.

Date: April 19, 2006.

	By	/s/ Michael H. Carrel
Michael H. Carrel
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1                           Amendment No. 1 to Retirement Agreement dated April 17, 2006 between Vital Images, Inc. and Vincent Argiro.